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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                  ------------

                      February 20, 2004 (February 20, 2004)
     -----------------------------------------------------------------------
                Date of Report (Date of earliest event reported)

                                  Revlon, Inc.
     -----------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

     Delaware                         1-11178                  13-3662955
------------------            -----------------------     -------------------
 (State or Other               (Commission File No.)       (I.R.S. Employer
 Jurisdiction of                                            Identification
 Incorporation)                                                   No.)

   237 Park Avenue
   New York, New York                                           10017
-------------------------                                 ------------------
 (Address of Principal                                        (Zip Code)
   Executive Offices)

                                 (212) 527-4000
     -----------------------------------------------------------------------
              (Registrant's telephone number, including area code)

                                      None
     -----------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

         On February 20, 2004, the Support Agreement, dated as of February 11, 2004, between Revlon, Inc. and Mafco Holdings Inc. was amended, and the Support Agreement, dated as of February 11, 2004, between Revlon, Inc. and Fidelity Management & Research Co. was amended. Copies of these amendments are attached hereto as Exhibits 10.27 and 10.28, respectively.

     Also on February 20, 2004, Revlon, Inc. entered into a Stockholders Agreement with Fidelity Management & Research Co. and an Investment Agreement with Mafco Holdings Inc. Copies of these agreements are attached hereto as Exhibits 10.29 and 10.30, respectively.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

Exhibit No.        Description
-----------        -----------

Exhibit 10.27 Amendment dated as of February 20, 2004, to the Support Agreement, dated as of February 11, 2004, between Revlon, Inc. and Mafco Holdings Inc.

Exhibit 10.28 Amendment dated as of February 20, 2004, to the Support Agreement, dated as of February 11, 2004, between Revlon, Inc. and Fidelity Management & Research Co.

Exhibit 10.29 Stockholders Agreement dated as of February 20, 2004, by and between Revlon, Inc. and Fidelity Management & Research Co.

Exhibit 10.30 Investment Agreement dated as of February 20, 2004, by and between Revlon, Inc. and Mafco Holdings Inc.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        REVLON, INC.


                                        By: /s/  Robert K. Kretzman
                                           ---------------------------
                                        Robert K. Kretzman
                                        Executive Vice President, General
                                        Counsel and Chief Legal Officer


Date: February 20, 2004



















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                                  EXHIBIT INDEX


Exhibit No.          Description
-----------          -----------

Exhibit 10.27 Amendment dated as of February 20, 2004, to the Support Agreement, dated as of February 11, 2004, between Revlon, Inc. and Mafco Holdings Inc.

Exhibit 10.28 Amendment dated as of February 20, 2004, to the Support Agreement, dated as of February 11, 2004, between Revlon, Inc. and Fidelity Management & Research Co.

Exhibit 10.29 Stockholders Agreement dated as of February 20, 2004, by and between Revlon, Inc. and Fidelity Management & Research Co.

Exhibit 10.30 Investment Agreement dated as of February 20, 2004, by and between Revlon, Inc. and Mafco Holdings Inc.













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